PLEASE FILE THIS STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT WITH YOUR
                                    RECORDS.


                             STRONG INDEX 500 FUND


    Supplement to the Statement of Additional Information dated July 1, 1999


Effective immediately, the third paragraph under "MASTER/FEEDER STRUCTURE" is deleted and replaced with the following:

The investment objective and other fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will either (1) hold a meeting of its shareholders to consider such matters, and cast its votes in proportion to the votes received from its shareholders (shares for which the fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders); or
(2) cast its votes, as an interestholder of the Master Portfolio, in proportion to the votes received by the Master Portfolio from all other interestholders of the Master Portfolio.


     The date of this Statement of Additional Information Supplement is
                               April 13, 2000.